iShares®
iShares Trust
iShares MSCI USA ESG Select ETF (SUSA);
iShares ESG MSCI USA Min Vol Factor ETF (ESMV);
iShares Paris-Aligned Climate MSCI USA ETF (PABU); and
iShares Paris-Aligned Climate MSCI World ex USA ETF (PABD)
(each, a “Fund”)
Supplement dated April 4, 2025 to the currently effective Summary Prospectus,
Prospectus, and Statement of Additional Information (“SAI”) of each Fund
The following name change for each Fund is expected to take effect on June 2, 2025:

Current Fund Name	New Fund Name

iShares MSCI USA ESG Select ETF	iShares ESG Optimized MSCI USA ETF

iShares ESG MSCI USA Min Vol Factor ETF	iShares ESG Optimized MSCI USA Min Vol Factor ETF

iShares Paris-Aligned Climate MSCI USA ETF	iShares Paris-Aligned Climate Optimized MSCI USA ETF

iShares Paris-Aligned Climate MSCI World ex USA ETF	iShares Paris-Aligned Climate Optimized MSCI World ex USA ETF
The iShares ESG Optimized MSCI USA ETF’s Underlying Index is an optimized index designed to maximize exposure to positive ESG characteristics while exhibiting risk and return characteristics similar to the MSCI USA Index. In addition to its name change, effective with the rebalance at the end of May 2025, the Index Provider for iShares ESG Optimized MSCI USA ETF has updated the index methodology to require that the Underlying Index have a minimum ESG score of at least 20% better than that of the MSCI USA Index as determined by the Index Provider, which is applied at each review. Capitalized terms have the meanings ascribed to them in each Fund’s Prospectus and SAI.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
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